Exhibit 99.1

First Interstate BancSystem, Inc. Announces Anticipated Branch Closures in Conjunction with Expected Merger of First Interstate Bank and Mountain West Bank, National Association

COMPANY RELEASE – July 16, 2014

(BILLINGS, MT) On July 7, 2014, First Interstate BancSystem, Inc. (NASDAQ: FIBK) (“First Interstate”), parent company of First Interstate Bank, and Mountain West Financial Corp. (“Mountain West”), parent company of Mountain West Bank, National Association (“Mountain West Bank”) announced a July 31, 2014 closing date for the acquisition by merger of Mountain West by First Interstate (the “Parent Company Merger”).

First Interstate also announced that, subject to regulatory approval and the closing of the Parent Company Merger, it is targeting and expects the subsequent merger of Mountain West Bank into First Interstate Bank to occur in October 2014 (the “Bank Merger”). In conjunction with the expected Bank Merger, First Interstate today announced the anticipated closure of eight Mountain West Bank branches located in close proximity to existing First Interstate Bank branches. These anticipated closures are conditioned upon regulatory approval and closing of the Bank Merger and the closing of the Parent Company Merger.

First Interstate Bank currently operates 19 branch banking offices throughout the communities of Bozeman, Great Falls, Helena, Kalispell, Missoula, and Whitefish, Montana. Mountain West Bank currently operates 13 branch banking offices in these same communities. “Having multiple branches located so close to one another following the expected merger is impractical and inefficient. So, after much thought and careful consideration, we have decided to close or consolidate a number of Mountain West Bank branches,” said Ed Garding, President and CEO of First Interstate BancSystem, Inc. “This was certainly not an easy decision to make. However, the result will be a consolidated footprint with 79 branch locations across Montana, Wyoming and South Dakota, providing customers with convenient access to a larger network of branch banking offices, along with a comprehensive line of innovative products and services,” Garding continued.

In Missoula, three Mountain West Bank branches will be closed including the Southside Branch located at 1821 South Avenue West, the Broadway Branch located at 301 E. Broadway, and the Reserve Street Branch located at 3301 Great Northern Avenue.

In addition, five Mountain West Bank branches will be consolidated with existing First Interstate Bank branches located within the same immediate neighborhoods. The consolidated branches will include the Bozeman branch located at 1960 N. 19th Street; the Helena Great Northern Town Center branch located at 50 W. 14th Street; the Great Falls branch located at 2828 10th Avenue South; the Kalispell branch located at 444 W. Idaho Street; and the Whitefish branch located at 601 Spokane Avenue.

Finally, the Mountain West Bank branch located at 1225 Cedar Street in Helena, will be relocated to the Mountain West Bank Retail Banking Center and drive-up facility located at 2021 N. Montana Avenue in Helena.

These branch closures and relocation are expected to be effective after the close of business on October 17, 2014.

At this time, no action by customers is necessary. At the close of business on October 17, 2014, all accounts currently maintained at the closing branches will be automatically transferred to the nearest First Interstate Bank branch location, most of which are located less than half a mile from the Mountain West Bank branch location. Starting Monday, October 20, 2014, customers will be able to conduct their banking transactions at any First Interstate Bank location throughout Montana, Wyoming and South Dakota. Customers affected by the branch closures will receive letters in the next few days with additional information regarding their accounts and where to obtain services subsequent to the closures.

For employees expected to be affected by the branch closures, First Interstate is working diligently to minimize the impact through job placement in the consolidated organization. Those employees without an opportunity for continued employment will be offered separation pay and outplacement services.

About First Interstate BancSystem, Inc.

First Interstate is a financial services holding company, headquartered in Billings, Montana, with $7.6 billion in assets as of March 31, 2014. It is the parent company of First Interstate Bank, a community bank operating 74 banking offices, along with online and mobile banking services, throughout Montana, Wyoming and South Dakota. As a recognized leader in community banking services with 25 consecutive years of profitability, First Interstate’s culture is driven by strong family and corporate values, as well as a commitment to long-term organic growth, exemplary customer service, exceeding customer expectations through its products and services and supporting, with leadership and resources, the communities it serves.

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about First Interstate’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements, including the possibility that the merger and the subsequent bank merger may not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all.

All forward-looking statements attributable to First Interstate’s or the combined company’s or persons acting on First Interstate’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and First Interstate does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If First Interstate updates one or more forward-looking statements, no inference should be drawn that First Interstate will make additional updates with respect to those or other forward-looking statements.

Additional Information About the Merger and Where to Find It

First Interstate has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus and other relevant materials in connection with the merger, including the merger agreement. The proxy statement/prospectus has been mailed to the shareholders of Mountain West. First Interstate’s registration statement on Form S-4 has been declared effective, and on May 13, 2014, First Interstate was informed by Mountain West that, at its special meeting of stockholders held for the purpose on such date, the merger agreement and the merger to be effected pursuant thereto was approved by the Mountain West stockholders. Investors are urged to read the proxy statement/prospectus and the other relevant materials because they contain important information about Mountain West, First Interstate and the merger.

The proxy statement/prospectus and other relevant materials, and any other documents filed by First Interstate with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors may obtain free copies of the documents filed by First Interstate with the SEC by contacting Amy Anderson, First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, MT, 59101; telephone 406-255-5390.

FIRST INTERSTATE BANCSYSTEM, INC. CONTACTS:

INVESTOR RELATIONS:

Marcy Mutch, Investor Relations Officer

406-255-5322

Investor.relations@fib.com

or

MEDIA:

Cynthia Lyle, Senior Vice President, Marketing Director

406-255-5337

cynthia.lyle@fib.com